Exhibit 10.10.1

EXECUTION VERSION

AMENDMENT TO

AMENDED & RESTATED

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT, dated as of May 12, 2016 (the “Amendment”), by and between Gypsum Management and Supply, Inc., a Georgia corporation (the “Company”) and G. Michael Callahan (the “Executive”) and, solely for purposes of Section 5 (and Exhibit A) of the Employment Agreement (as defined below), GMS Inc. (“Holdings”).

WHEREAS, the Company and the Executive previously entered into an employment agreement dated as of April 1, 2014, which was amended and restated effective as of May 1, 2015 (the “Employment Agreement”); and

WHEREAS, Holdings, the Company and the Executive desire to amend the Employment Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valid consideration, the sufficiency of which is acknowledged, the parties hereto agree as follows:

1.              Amendment of Section 5.  Effective upon an IPO (as defined in that certain Stockholders’ Agreement by and among Holdings, the AEA Investors, the Management Investors and Additional Investors (as defined therein) dated as of April 1, 2014, as amended from time to time (the “Stockholders’ Agreement”)), the terms set forth on Exhibit A to the Employment Agreement shall be null and void ab initio and of no further force and effect. For the sake of clarity, all other terms and conditions of the Employment Agreement other than as modified herein shall remain in full force and effect.

Section 1.      This Amendment shall be deemed effective as of May 1, 2016.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GYPSUM MANAGEMENT AND SUPPLY, INC.

/s/ Craig Apolinsky
By: Craig Apolinsky
Title: General Counsel

GMS INC., solely for purposes of Section 5 and Exhibit A

/s/ J. Louis Sharpe
By: J. Louis Sharpe
Title: Vice President and Assistant Secretary

EXECUTIVE

/s/ G. Michael Callahan
G. Michael Callahan